5

EXHIBIT  10.48.2

                           WARRANT EXERCISE AGREEMENT


     This Warrant Exercise Agreement ("Agreement") is entered into effective as of August 16, 2000 ("Effective Date") by and between National Manufacturing Technologies, Inc. ("NMT") (formerly Photomatrix, Inc., a California corporation), a California corporation and Greene International West, Inc., a Delaware corporation ("GIW"), who agree as follows.

1.     Recitals.
       ---------

     This Agreement is made and entered into with reference to the following facts and circumstances:

     A. NMT, IPAC, and GIW entered into a purchase agreement dated December 1, 1998 (the "Purchase Agreement").

     B. On Effective Date, NMT, GIW, and other interested parties entered into an Amendment to the Purchase Agreement (the "Amendment"); GIW also exercised Warrant No. 2 for the purchase of 400,000 shares of NMT common stock (the "Shares"); and NMT and GIW entered into a Memorandum of Understanding ("MOU").

     C. As of Effective Date and prior to the adjustment set forth in Paragraph 2 of this Agreement, the outstanding balance of principal and accrued interest of the Amended Secured Promissory Note, a copy of which is attached hereto as Exhibit "A", is Three Hundred Eighty Six Thousand Six Hundred Sixty Eight Dollars and Seventy Five Cents ($386,668.75).

     D. As of Effective Date and prior to the adjustment set forth in Paragraph 2 of this Agreement, the outstanding balance of principal and accrued interest of the Equipment Lease Note, a copy of which is attached hereto as Exhibit "B" is Three Hundred Twenty Three Thousand Eight Hundred Eight Dollars and Thirty Three Cents ($323,808.33).

     E. NMT and GIW intend that this Warrant Exercise Agreement shall set forth more fully the terms and conditions described in the MOU with respect to the exercise of Warrant No. 2 by GIW.

2.     Exercise  of  Warrant  No.  2.
       ------------------------------

     A. Pursuant to the Amendment, on the Effective Date, GIW elects to exercise Warrant No. 2 for the Shares at an exercise price of One Dollar and Thirty Seven Cents ($1.37) per share, the closing price on August 16, 2000, for a total purchase price of Five Hundred Forty Eight Thousand Dollars ($548,000) [the "Purchase Price"].

B.     GIW  shall  pay  the  Purchase  Price  as  follows:

     (1) Cancellation of One Hundred Eighty Nine Thousand Four Hundred Two Dollars and Seventy Two Cents ($189,402.72) of the amount owed under the Amended Secured Promissory Note leaving a current balance of One Hundred Ninety Seven Thousand Two Hundred Sixty Dollars and Three Cents ($197,260.03) as of Effective Date.

(2) Cancellation of One Hundred Fifty Eight Thousand Five Hundred Ninety One Dollars and Twenty Eight Cents ($158,591.28) of the amount owed under the Equipment Lease Note leaving a current balance of One Hundred Sixty Five Thousand Two Hundred Seventeen Dollars and Five Cents ($165,217.05) as of Effective Date.

(3) Revised payment schedules for the Amended Secured Promissory Note and the Equipment Lease Note are attached hereto as Exhibit "C" and shall be substituted for the existing payment schedules of the Notes.

     (4) GIW shall execute a recourse promissory note in the form attached as Exhibit "D" payable to NMT in the principal amount of Two Hundred Thousand
Dollars ($200,000), all due and payable on March 31, 2001, and bearing simple annual interest equal to eight per cent (8%) on the unpaid principal balance (the "Recourse Note").

3.     Registered  Shares
       ------------------

     NMT represents and warrants that the Shares will be included in the NMT SB1 registration statement that will be filed prior to October 15, 2000, causing those shares to be registered with the affectivity of that registration statement.

4.     Other  Agreements.
       -----  ----------

     Except as specifically amended in this Warrant Exercise Agreement, the terms and conditions of the Purchase Agreement as amended, the Amendment and all Exhibits attached thereto shall remain in full force and effect. In the event of a conflict between the Agreement and MOU, the terms and conditions of this Agreement shall prevail.

5.     Notices
       -------

     Any notice or other communication to be given under this Agreement by either party to the other will be in writing and delivered personally or mailed by certified mail, postage prepaid and return receipt requested, or delivered by an express overnight delivery service, charges prepaid, or transmitted by facsimile, as follows:

     If  to  NMT:                         1958  Kellogg  Avenue
                                          Carlsbad,  CA  92008
                                          Fax  No.  (760)  438-5517

     If  to  GIW:                         1209  San  Dario  Avenue,  Suite 7-888
                                          Laredo,  TX  78040
                                          Fax  No.  011  528-336-9011

     Any address or name specified above may be changed by a notice given by the addressee to the other party in accordance with this numbered paragraph. Any notice will be deemed given and effective (i) if given by personal delivery, as of the date of delivery in person; or (ii) if given by mail, upon receipt as set forth on the return receipt; or (iii) if given by overnight courier, one (1) business day after timely deposit with the courier; or (iv) if given by facsimile, upon receipt of the appropriate confirmation of transmission by facsimile. The inability to deliver because of a changed address of which no notice was given or the rejection or other refusal to accept any notice will be deemed to be the receipt of the notice as of the date of such inability to deliver or the rejection or refusal to accept.

6.     Miscellaneous.
       -------------

     The parties acknowledge that the law firm of Wilson & Corbin, A.P.L.C. has represented only GIW in this transaction, regardless of whether NMT has reimbursed GIW for its legal fees incurred in connection with transaction, and NMT has been advised to seek its own independent legal counsel.

     This Warrant Exercise Agreement shall be construed in accordance with the laws of the State of California.

Paragraph titles or captions contained herein are inserted as a matter of convenience and for reference and in no way define, limit, extend or describe the scope of this Warrant Exercise Agreement or any provision hereof.

     This Warrant Exercise Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their beneficiaries, representatives, assigns and all other successors-in-interest, subject to the provisions of this Warrant Exercise Agreement.

     All exhibits referred to herein are deemed incorporated in this Warrant Exercise Agreement by reference.

     This Warrant Exercise Agreement and exhibits hereto contain all of the Warrant Exercise Agreements and understandings of the parties hereto with respect to the matters referred to herein, and no prior agreement or understanding pertaining to any such matters shall be effective for any purposes.

     The singular number and the masculine and neuter gender as used in this Amendment shall also include the plural number and the feminine gender.

     The parties hereto shall sign or cause to be signed all documents and shall perform or caused to be performed all acts necessary to consummate the transactions contemplated hereunder.

     Each of the parties hereto has agreed to the use of the particular language of the provisions of this Warrant Exercise Agreement, and any question of doubtful interpretation shall not be resolved by any rule of interpretation providing for interpretation against the party who causes the uncertainty to exist or against the draftsman.

     In any action, arbitration, or other proceeding brought for the interpretation or enforcement of any of the terms of this Warrant Exercise Agreement, or because of any alleged dispute, breach, default or misrepresentation in connection with the provisions of this Warrant Exercise Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action, arbitration, or proceeding, in addition to any damages or other relief to which said party may be entitled, and whether or not such action, arbitration, or other proceeding proceeds to judgment or award.

     This Warrant Exercise Agreement may not be superseded, amended or added to except by an agreement in writing, signed by the parties hereto, or their respective successors-in-interest.

     Any waiver of any provision of this Warrant Exercise Agreement shall not be deemed a waiver of such provision as to any prior or subsequent breach of the same provision or any other breach of any other provision of this Warrant Exercise Agreement.

     If any provision of this Warrant Exercise Agreement is held by a court of competent jurisdiction to be illegal or invalid, said provision shall be deemed to be severed and deleted; and neither such provision, its severance, or deletion shall affect the validity of the remaining provisions of this Warrant Exercise Agreement.

     The parties may execute this Warrant Exercise Agreement in two or more counterparts, which shall, in the aggregate, be deemed an original instrument as against any party who has signed it.

     Time  is  of  the  essence  in  the  performance  of  this Warrant Exercise
Agreement.

In Witness Whereof, the parties have executed this Warrant Exercise Agreement as of the date and year above written.






GIW:                                   NMT:
---                                    ---

GREENE  INTERNATIONAL  WEST,  INC.,     NATIONAL  MANUFACTURING
a  Delaware  corporation                TECHNOLOGIES,  INC.,
                                        a  California  corporation


By:     /s/  Victor  Andonie          By:     /s/  Patrick  W.  Moore
        --------------------                  -----------------------
     Victor  Andonie,  Chairman          Patrick  W.  Moore,  Chairman,
     of  the  Board                      President  &  CEO

                              SCHEDULE OF EXHIBITS


EXHIBIT  NO.     DESCRIPTION
------------     -----------------------------

A          Amended  Secured  Promissory  Note

B          Equipment  Lease  Promissory  Note

C          Debt  Forgiveness  Schedule

D          Recourse  Note

                                    EXHIBIT A
                      AMENDED  SECURED  PROMISSORY  NOTE
                      ----------------------------------


$350,000.00                                        August  16,  2000
                                                   San  Diego,  California

     In installments as herein stated, for value received, the undersigned promises to pay Greene International West, Inc., a Delaware corporation, or order, at San Diego, California, or at such other places as the holder may from time to time designate, the sum of Three Hundred Fifty Thousand Dollars
($350,000.00), with interest from December 1, 1998 until paid at the rate of eight percent (8%) per annum, principal payable in sixteen (16) consecutive quarterly installments of or equal to Twenty One Thousand Eight Hundred Seventy Five Dollars ($21,875.00), plus accrued interest, as set forth below, on the first day of the second month following the end of each quarter, beginning on April 1, 2000. Such quarterly installments shall continue until the entire indebtedness evidenced by this note is fully paid. However, notwithstanding any other provisions of this paragraph, the following exceptions shall be made to the quarterly installment payments described herein:

The regularly scheduled installment payments due on October 1, 2000, shall be paid to the holder of this Note within ten (10) business days of the execution of this Amendment. The regularly scheduled installment payments due on January 1, 2001; April 1, 2001 and July 1, 2001 shall be paid on April 1, 2004; July 1, 2004 and October 1, 2004 respectively.

     The quarterly principal payments as set forth herein shall be made as follows:

     A. $9,375.00 shall be paid in lawful money of the United States or in common stock of Photomatrix, Inc. ("Stock"), as determined by the holder of this note, in its sole discretion; and

     B. $12,500.00 shall be paid in lawful money of the United States or in Stock, as determined by the undersigned, in its sole discretion.

Interest  shall  be  payable  only  in  lawful  money  of  the  United  States.

     Notwithstanding anything to the contrary contained in this note, in the event the Stock is no longer listed on NASDAQ, all principal payments due hereunder shall be paid in lawful money of the United States.

     Notice of the determination of whether the quarterly payment shall be in lawful money of the United States or in Stock shall be given in writing to the other party at least ten (10) days before each respective payment is due. The party making the determination may designate that the entire portion to which its determination rights extend shall be in lawful money of the United States or Stock, or that a designated percentage shall be in lawful money of the United States and a designated percentage shall be in Stock. Failure of a party to give notice of its determination by the date such determination is to be made shall be deemed to be a determination that the payment shall be in lawful money of the United States.

     In the event any payment or portion thereof is to be made in Stock, the number of shares of Stock to be issued shall be based on the market rate of the Stock. For purposes of this note, the market rate of the Stock shall be the average of all trading day closing prices for Photomatrix, Inc. common stock during the calendar month immediately preceding a payment date.

     Should interest not be paid when due, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Should a default occur under this note, the whole sum of principal and accrued interest shall, without notice, become immediately due and payable, in lawful money of the United States.

     The failure of the holder hereof to exercise any of the options herein, or to promptly enforce any of the provisions of this note shall not constitute a waiver of the right to exercise or enforce any option or provision.

     Time  is  of  the  essence  in  performance  hereof.

     In the event an action is instituted under this note by one party against the other, the party prevailing in such action shall be entitled to recover reasonable attorneys' fees and costs from the other party whether or not such action proceeds to judgment.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, and endorsers hereof.

     This note shall be the joint and several obligation of all makers, sureties, and endorsers, and shall be binding upon them and their successors and assigns.

     This note is secured by a Security Agreement of even date herewith entered into by and between the undersigned and Greene International West, Inc.

     If substantially all of the assets subject to said Security Agreement are sold or transferred by the undersigned, or if Photomatrix, Inc. sells substantially all of its assets or its subsidiary (the undersigned), or if there is a fifty percent (50%) change in ownership of Photomatrix, Inc. or the undersigned in a single transaction or a series of related transactions, Greene International West, Inc. may, at its option exercisable within thirty (30) days of receiving notice from Photomatrix, Inc. or the undersigned of such change in ownership, declare all sums due hereunder to be immediately due and payable in lawful money of the United States or in Stock.

The undersigned and Greene International West, Inc. have entered into a Lease Agreement for the premises located at 4040 Calle Platino, Oceanside, California, with a commencement date of February 1, 1999. A default under the Lease Agreement shall be deemed a default under this note and a default under this note shall be deemed a default under the Lease Agreement.

     The undersigned and Greene International West, Inc. have entered into an Equipment Lease of even date herewith. A default under the Equipment Lease shall be deemed a default under this note and a default under this note shall be deemed a default under the Equipment Lease.

     In the event the undersigned executes a promissory note in connection with an option to purchase the equipment under the Equipment Lease the ("Equipment Note"), a default under the Equipment Note shall be deemed a default under this note and a default under this note shall be deemed a default under the Equipment Note.

     No portion of this note shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, which the undersigned may have or claim to have against the holder of this note.


     National  Metal  Technologies,  Inc.,
     a  California  corporation



     By:
           -------------------------
            Patrick  W.  Moore,  CEO

                                    Exhibit C
                            Debt Forgiveness Schedule


                                             GIW
                                   $490,000 PROMISSORY NOTE
                                   ANNUAL INTEREST RATE 8%


PMT DATE   BEG PRINCIPAL      DAYS      DAILY RATE   INT PAYMENT   PRINCIPAL PMT   TOTAL PMT
---------  --------------  -----------  -----------  ------------  --------------  ----------
8/16/00 .  $   197,260.03
10/1/01 .  $   167,518.37          411     0.000222  $   2,716.41  $    29,741.66  $32,458.07
1/1/02. .  $   137,776.71          503     0.000222  $   3,324.46  $    29,741.66  $33,066.12
4/1/02. .  $   108,035.04          593     0.000222  $   3,919.29  $    29,741.66  $33,660.95
7/1/02. .  $    78,293.38          684     0.000222  $   4,520.73  $    29,741.66  $34,262.39
10/1/02 .  $    48,551.72          776     0.000222  $   5,128.78  $    29,741.66  $34,870.45
1/1/03. .  $    18,810.06          868     0.000222  $   5,736.84  $    29,741.66  $35,478.50
4/1/03. .  $         0.00          958     0.000222  $   4,004.45  $    18,810.05  $22,814.51
                                                     -------------  ------------  -----------
                                              TOTAL  $    29,350.96  $197,260.03  $226,610.98
                                                     ==============  ===========  ===========



                                              GIW
                                   $350,000 PROMISSORY NOTE
                                    ANNUAL INTEREST RATE 8%


PMT DATE    BEG PRINCIPAL      DAYS      DAILY RATE   INT PAYMENT   PRINCIPAL PMT   TOTAL PMT
---------  ---------------  -----------  -----------  ------------  --------------  ----------
8/16/00 .  $   165,217.05
10/1/01 .  $   140,306.63           411     0.000222  $   2,275.15  $    24,910.42  $27,185.57
1/1/02. .  $   115,396.21           503     0.000222  $   2,784.43  $    24,910.42  $27,694.85
4/1/02. .  $    90,485.80           593     0.000222  $   3,282.64  $    24,910.42  $28,193.06
7/1/02. .  $    65,575.38           684     0.000222  $   3,786.38  $    24,910.42  $28,696.80
10/1/02 .  $    40,664.96           776     0.000222  $   4,295.66  $    24,910.42  $29,206.08
1/1/03. .  $    15,754.54           868     0.000222  $   4,804.94  $    24,910.42  $29,715.36
4/1/03. .  $        (0.00)          958     0.000222  $   3,353.97  $    15,754.55  $19,108.51
                                                      -------------  ------------  -----------
                                              TOTAL  $    24,583.18   $165,217.05  $189,800.23
                                                     ===============  ===========  ===========


COMBINED

PMT DATE   BEG PRINCIPAL      DAYS      DAILY RATE   INT PAYMENT   PRINCIPAL PMT   TOTAL PMT
---------  --------------  -----------  -----------  ------------  --------------  ----------
8/16/00 .  $   362,477.08
10/1/01 .  $   307,825.00          411      0.00022  $   4,991.56  $    54,652.08  $59,643.64
1/1/02. .  $   253,172.92          503      0.00022  $   6,108.89  $    54,652.08  $60,760.97
4/1/02. .  $   198,520.84          593      0.00022  $   7,201.93  $    54,652.08  $61,854.01
7/1/02. .  $   143,868.76          684      0.00022  $   8,307.12  $    54,652.08  $62,959.20
10/1/02 .  $    89,216.68          776      0.00022  $   9,424.45  $    54,652.08  $64,076.53
1/1/03. .  $    34,564.60          868      0.00022  $  10,541.78  $    54,652.08  $65,193.86
4/1/03. .  $         0.00          958      0.00022  $   7,358.42  $    34,564.60  $41,923.02
                                                     -------------  ------------  -----------
                                              TOTAL  $    53,934.14  $362,477.08  $416,411.22
                                                    ===============  ===========  ===========


                                    EXHIBIT D
                           RECOURSE  PROMISSORY  NOTE
                          --------------------------

$200,000.00                                        August  16,  2000
                                                   San  Diego,  California

     For value received, the undersigned promises to pay National Manufacturing Technologies, Inc., a California corporation, or order, at San Diego, California, or at such other places as the holder may from time to time designate, the sum of Two Hundred Thousand Dollars ($200,000.00), with interest until paid at the rate of eight percent (8%) per annum, principal all due and payable, plus accrued interest, on March 31, 2001.

Interest  shall  be  payable  only  in  lawful  money  of  the  United  States.

Should interest not be paid when due, it shall thereafter bear like interest as the principal, but such unpaid interest so compounded shall not exceed an amount equal to simple interest on the unpaid principal at the maximum rate permitted by law.

     Should a default occur under this note, the whole sum of principal and accrued interest shall, without notice, become immediately due and payable, in lawful money of the United States.

     The failure of the holder hereof to exercise any of the options herein, or to promptly enforce any of the provisions of this note shall not constitute a waiver of the right to exercise or enforce any option or provision.

     Time  is  of  the  essence  in  performance  hereof.

     In the event an action is instituted under this note by one party against the other, the party prevailing in such action shall be entitled to recover reasonable attorneys' fees and costs from the other party whether or not such action proceeds to judgment.

     Presentment, notice of dishonor, and protest are hereby waived by all makers, sureties, and endorsers hereof.

     This note shall be the joint and several obligation of all makers, sureties, and endorsers, and shall be binding upon them and their successors and assigns.

     GREENE  INTERNATIONAL  WEST,  INC.,
a  Delaware  corporation

                            By:
                               ------------------------------------------
                               Victor  Andonie,  Chairman  of  the  Board